UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 17, 2011

Date of Report (Date of earliest event reported)

Titan Holding Group, Inc.

(Exact name of registrant as specified in its charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-54257

(Commission File Number)

27-3079741

(IRS Employer Identification No.)

123 W. 1st Street, Suite 675, Casper, Wyoming 82601

(Address of Principal Executive Offices and Zip Code)

(307) 459-0571

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]

Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[__]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[__]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 5 – Corporate Governance and Management

Item 5.02 Election of Directors; Appointment of Certain Officers.

On October 11, 2011, we appointed Andrew D. Grant to the positions of Chief Executive Officer, Chief Financial Officer, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and Chairman of the Board of Directors for the Company. There have been no related transactions between the Company and Mr. Grant since the beginning of our last fiscal year.

Mr. Grant has served as president, secretary, treasurer and a member of our board of directors since June 17, 2011. Mr. Grant also has previously worked as a senior manager for numerous global blue chip companies, and most recently worked as an independent business consultant.  From 2001 to 2006, Mr. Grant worked in a number of roles for Unilever including European IT Procurement Manager, during which time he worked on, and program-managed multi-million dollar projects; managed project communications and key stakeholders; controlled large teams of resources; and negotiated and owned major supplier contracts and relationships.  From 2006 to 2008, Mr. Grant worked for IBM as a Global Category Manager as part of their Global Strategic Sourcing Account Team, negotiating global purchases and contracts in excess of $40,000,000.

From 2008 to 2010, Mr. Grant served as a Third Party Service Delivery and Procurement Manager for a UK law firm, Addleshaw Goddard, where he led a major outsource program on behalf of the firm.  From 2010 through the present, he has worked as an independent business consultant in addition to developing his property business which he has operated since 2003.

Mr. Grant is experienced at working in global blue chip organizations, across varying market sectors, has led, managed and delivered large scale projects and controlled major budgets and resources. He has experience in negotiating and managing high dollar value contracts, controlling supplier and stakeholder relationships and communications, and working across both operational and geographical borders. We believe that Mr. Grant’s substantial experience in international business endeavors for large corporate entities will provide necessary leadership as an officer and director for our Company.

Mr. Grant earned a post graduate diploma in Information Technology and Management (MSc) from Sheffield Hallam University in September 2001 and earned an honors degree in Business Studies (BA) from Sheffield Hallam University, UK in July 2000.

Section 8 – Other Events

Item 8.01 Other Events.

On October 11, 2011, Mr. Brian Kistler, resigned all positions he held with the Company, including Chief Executive Officer, Chief Financial Officer, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and Chairman of the Board of Directors.  Mr. Kistler does not have any disagreement with the Company regarding any matter including our operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN HOLDING GROUP, INC.

By:

/s/:  Andrew D. Grant

Andrew D. Grant, Chief Executive Officer

DATED:  October 17, 2011.

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